Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2025

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of April 25, 2025, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF First-Quarter 2025 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2025

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Three Months Ended March 31, 2025	4

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	5
Loss Ratio Detail	6
Loss Claim Count Detail	7
Quarterly Property Casualty Data – Commercial Lines	8
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	9
Loss and Loss Expense Analysis – Three Months Ended March 31, 2025	10

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines	13
Quarterly Property Casualty Data – Excess & Surplus Lines	14

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	15
The Cincinnati Life Insurance Company Statutory Statements of Income	16

Other
Quarterly Data – Other	17

CINF First-Quarter 2025 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF First-Quarter 2025 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2025

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,437	$—	$—		$2,437
Life	—	—	99	—	—	99
Premiums ceded	—	(173)	(19)	—	—	(192)
Total earned premium	—	2,264	80	—	—	2,344
Investment income, net of expenses	29	202	50	—	(1)	280
Investment gains and losses, net	(95)	29	(1)	—	—	(67)
Fee revenues	—	4	1	—	—	5
Other revenues	4	2	—	3	(5)	4
Total revenues	$(62)	$2,501	$130	$3	$(6)	$2,566

Benefits & expenses
Losses & contract holders' benefits	$—	$2,385	$94	$—	$—	$2,479
Reinsurance recoveries	—	(498)	(13)	—	—	(511)
Underwriting, acquisition and insurance expenses	—	679	23	—	—	702
Interest expense	13	—	—	1	(1)	13
Other operating expenses	14	1	—	1	(5)	11
Total expenses	$27	$2,567	$104	$2	$(6)	$2,694

Income (loss) before income taxes	$(89)	$(66)	$26	$1	$—	$(128)

Provision (benefit) for income taxes
Current operating income (loss)	$20	$(54)	$6	$—	$—	$(28)
Capital gains/losses	(20)	6	—	—	—	(14)
Deferred	(19)	24	(1)	—	—	4
Total provision for income taxes	$(19)	$(24)	$5	$—	$—	$(38)

Net income (loss) - current year	$(70)	$(42)	$21	$1	$—	$(90)

Net income - prior year	$110	$626	$19	$—	$—	$755
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year losses greater than $5 million				$26	$19	$18	$31	$—		$31		$49		$68
Current accident year losses $2 million - $5 million				20	37	51	28	22		50		101		138
Large loss prior accident year reserve development				56	19	19	15	22		37		56		75
Total large losses incurred				$102	$75	$88	$74	$44		$118		$206		$281
Losses incurred but not reported				279	182	185	165	251		416		601		783
Other losses excluding catastrophe losses				688	653	711	741	677		1,418		2,129		2,782
Catastrophe losses				558	83	282	228	111		339		621		704
Total losses incurred				$1,627	$993	$1,266	$1,208	$1,083		$2,291		$3,557		$4,550
Commercial Lines
Current accident year losses greater than $5 million				$7	$9	$11	$31	$—		$31		$42		$51
Current accident year losses $2 million - $5 million				15	12	36	11	11		22		58		70
Large loss prior accident year reserve development				44	19	20	22	12		34		54		73
Total large losses incurred				$66	$40	$67	$64	$23		$87		$154		$194
Losses incurred but not reported				163	105	117	92	156		248		365		470
Other losses excluding catastrophe losses				318	328	337	384	368		752		1,089		1,417
Catastrophe losses				40	8	58	101	64		165		223		231
Total losses incurred				$587	$481	$579	$641	$611		$1,252		$1,831		$2,312
Personal Lines
Current accident year losses greater than $5 million				$19	$10	$7	$—	$—		$—		$7		$17
Current accident year losses $2 million - $5 million				5	25	13	15	11		26		39		64
Large loss prior accident year reserve development				12	—	(1)	(7)	10		3		2		2
Total large losses incurred				$36	$35	$19	$8	$21		$29		$48		$83
Losses incurred but not reported				74	22	33	31	22		53		86		108
Other losses excluding catastrophe losses				254	245	256	256	231		487		743		988
Catastrophe losses				405	(4)	178	129	50		179		357		353
Total losses incurred				$769	$298	$486	$424	$324		$748		$1,234		$1,532
Excess & Surplus Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $2 million - $5 million				—	—	2	2	—		2		4		4
Large loss prior accident year reserve development				—	—	—	—	—		—		—		—
Total large losses incurred				$—	$—	$2	$2	$—		$2		$4		$4
Losses incurred but not reported				46	28	12	17	30		47		59		87
Other losses excluding catastrophe losses				24	46	55	51	37		88		143		189
Catastrophe losses				—	2	2	3	1		4		6		8
Total losses incurred				$70	$76	$71	$73	$68		$141		$212		$288
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year losses greater than $5 million				1.2%	0.8%	0.9%	1.5%	—%		0.8%		0.8%		0.8%
Current accident year losses $2 million - $5 million				0.9	1.5	2.3	1.4	1.1		1.2		1.6		1.6
Large loss prior accident year reserve development				2.4	0.9	0.8	0.7	1.1		0.9		0.9		0.9
Total large loss ratio				4.5%	3.2%	4.0%	3.6%	2.2%		2.9%		3.3%		3.3%
Losses incurred but not reported				12.3	8.0	8.4	8.0	12.6		10.2		9.6		9.1
Other losses excluding catastrophe losses				30.4	28.7	32.0	35.6	34.0		34.9		33.8		32.5
Catastrophe losses				24.6	3.6	12.7	11.0	5.6		8.3		9.9		8.2
Total loss ratio				71.8%	43.5%	57.1%	58.2%	54.4%		56.3%		56.6%		53.1%
Commercial Lines
Current accident year losses greater than $5 million				0.6%	0.8%	1.0%	2.8%	—%		1.4%		1.3%		1.1%
Current accident year losses $2 million - $5 million				1.2	1.0	3.2	1.0	1.0		1.0		1.7		1.5
Large loss prior accident year reserve development				3.8	1.6	1.7	2.0	1.1		1.6		1.6		1.7
Total large loss ratio				5.6%	3.4%	5.9%	5.8%	2.1%		4.0%		4.6%		4.3%
Losses incurred but not reported				13.9	9.1	10.3	8.3	14.4		11.3		11.0		10.5
Other losses excluding catastrophe losses				26.8	28.2	29.7	34.6	34.0		34.3		32.8		31.5
Catastrophe losses				3.4	0.7	5.1	9.1	6.0		7.6		6.7		5.2
Total loss ratio				49.7%	41.4%	51.0%	57.8%	56.5%		57.2%		55.1%		51.5%
Personal Lines
Current accident year losses greater than $5 million				2.8%	1.4%	1.1%	—%	—%		—%		0.4%		0.7%
Current accident year losses $2 million - $5 million				0.7	3.4	2.0	2.4	1.8		2.1		2.1		2.4
Large loss prior accident year reserve development				1.8	—	(0.2)	(1.1)	1.8		0.3		0.1		0.1
Total large loss ratio				5.3%	4.8%	2.9%	1.3%	3.6%		2.4%		2.6%		3.2%
Losses incurred but not reported				10.5	3.0	5.0	4.8	3.8		4.3		4.6		4.1
Other losses excluding catastrophe losses				36.4	33.7	37.6	40.5	39.4		39.9		39.0		37.6
Catastrophe losses				57.9	(0.4)	26.2	20.5	8.4		14.7		18.8		13.5
Total loss ratio				110.1%	41.1%	71.7%	67.1%	55.2%		61.3%		65.0%		58.4%
Excess & Surplus Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $2 million - $5 million				—	—	1.3	1.3	—		0.7		0.9		0.7
Large loss prior accident year reserve development				—	—	—	—	—		—		—		—
Total large loss ratio				—%	—%	1.3%	1.3%	—%		0.7%		0.9%		0.7%
Losses incurred but not reported				28.1	16.9	7.1	11.6	21.6		16.4		13.2		14.2
Other losses excluding catastrophe losses				14.8	27.2	35.4	33.8	26.8		30.4		32.1		30.8
Catastrophe losses				0.2	1.0	1.5	1.9	0.5		1.2		1.3		1.2
Total loss ratio				43.1%	45.1%	45.3%	48.6%	48.9%		48.7%		47.5%		46.9%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year reported losses greater than $5 million				3	1	3	5	—		5		8		10
Current accident year reported losses $2 million - $5 million				7	14	18	11	8		19		37		49
Prior accident year reported losses on large losses				15	11	6	9	7		16		22		33
Non-Catastrophe reported losses on large losses total				25	26	27	25	15		40		67		92
Commercial Lines
Current accident year reported losses greater than $5 million				1	—	2	5	—		5		7		8
Current accident year reported losses $2 million - $5 million				5	7	12	4	4		8		20		26
Prior accident year reported losses on large losses				11	11	6	9	4		13		19		30
Non-Catastrophe reported losses on large losses total				17	18	20	18	8		26		46		64
Personal Lines
Current accident year reported losses greater than $5 million				2	1	1	—	—		—		1		2
Current accident year reported losses $2 million - $5 million				2	7	5	6	4		10		15		21
Prior accident year reported losses on large losses				4	—	—	—	3		3		3		3
Non-Catastrophe reported losses on large losses total				8	8	6	6	7		13		19		26
Excess & Surplus Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $2 million - $5 million				—	—	1	1	—		1		2		2
Prior accident year reported losses on large losses				—	—	—	—	—		—		—		—
Non-Catastrophe reported losses on large losses total				—	—	1	1	—		1		2		2
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Commercial casualty:
Net written premiums				$443	$385	$364	$391	$417		$808		$1,172		$1,557
Year over year change %- written premium				6%	7%	10%	3%	3%		3%		5%		6%
Earned premiums				$387	$390	$381	$372	$365		$737		$1,118		$1,508
Current accident year before catastrophe losses				72.8%	72.9%	74.1%	69.6%	73.6%		71.6%		72.5%		72.6%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(0.3)	(0.3)	(0.4)	7.6	0.1		3.9		2.4		1.7
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				72.5%	72.6%	73.7%	77.2%	73.7%		75.5%		74.9%		74.3%
Commercial property:
Net written premiums				$411	$383	$389	$392	$362		$754		$1,143		$1,526
Year over year change %- written premium				14%	13%	13%	17%	15%		16%		15%		15%
Earned premiums				$389	$373	$361	$348	$336		$684		$1,045		$1,418
Current accident year before catastrophe losses				43.5%	22.3%	40.9%	45.7%	48.5%		47.0%		44.9%		39.0%
Current accident year catastrophe losses				13.3	7.7	16.7	28.9	21.3		25.2		22.3		18.4
Prior accident years before catastrophe losses				(5.3)	3.2	(7.8)	(3.9)	(4.2)		(4.0)		(5.4)		(3.1)
Prior accident years catastrophe losses				(3.6)	(2.6)	(1.3)	(2.1)	(2.5)		(2.3)		(1.9)		(2.1)
Total loss and loss expense ratio				47.9%	30.6%	48.5%	68.6%	63.1%		65.9%		59.9%		52.2%
Commercial auto:
Net written premiums				$283	$223	$223	$248	$259		$506		$730		$953
Year over year change %- written premium				9%	8%	12%	6%	8%		7%		9%		9%
Earned premiums				$241	$237	$231	$228	$220		$448		$679		$916
Current accident year before catastrophe losses				68.6%	65.5%	66.7%	67.9%	70.0%		68.9%		68.2%		67.5%
Current accident year catastrophe losses				1.8	(3.3)	2.2	4.4	1.6		3.0		2.7		1.2
Prior accident years before catastrophe losses				2.9	2.4	0.2	(3.8)	(0.8)		(2.4)		(1.5)		(0.5)
Prior accident years catastrophe losses				(0.1)	(0.2)	—	—	(0.1)		—		—		(0.1)
Total loss and loss expense ratio				73.2%	64.4%	69.1%	68.5%	70.7%		69.5%		69.4%		68.1%
Workers' compensation:
Net written premiums				$79	$54	$56	$55	$79		$134		$190		$244
Year over year change %- written premium				—%	(5)%	(2)%	(15)%	(4)%		(9)%		(6)%		(6)%
Earned premiums				$61	$60	$61	$59	$61		$120		$182		$242
Current accident year before catastrophe losses				95.5%	87.9%	88.2%	86.5%	91.5%		89.0%		88.8%		88.5%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(18.6)	(44.4)	(26.7)	(46.9)	(19.3)		(32.9)		(30.8)		(34.2)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				76.9%	43.5%	61.5%	39.6%	72.2%		56.1%		58.0%		54.3%
Other commercial:
Net written premiums				$109	$98	$106	$100	$106		$207		$312		$410
Year over year change %- written premium				3%	1%	8%	5%	6%		6%		6%		5%
Earned premiums				$101	$100	$103	$100	$100		$200		$302		$402
Current accident year before catastrophe losses				45.8%	47.9%	50.5%	40.7%	40.5%		40.6%		43.9%		44.9%
Current accident year catastrophe losses				0.1	0.1	0.1	—	0.1		0.1		0.1		0.1
Prior accident years before catastrophe losses				(2.2)	—	0.4	0.2	(2.8)		(1.3)		(0.6)		(0.5)
Prior accident years catastrophe losses				—	—	(0.1)	0.1	0.1		0.1		—		—
Total loss and loss expense ratio				43.7%	48.0%	50.9%	41.0%	37.9%		39.5%		43.4%		44.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Personal auto:
Net written premiums				$266	$270	$296	$283	$216		$499		$795		$1,065
Year over year change %- written premium				23%	30%	30%	33%	33%		33%		32%		32%
Earned premiums				$271	$258	$242	$224	$208		$432		$674		$932
Current accident year before catastrophe losses				71.2%	70.0%	68.7%	73.3%	73.8%		73.5%		71.8%		71.3%
Current accident year catastrophe losses				3.0	(3.6)	6.6	3.6	3.4		3.5		4.6		2.3
Prior accident years before catastrophe losses				(0.8)	4.0	1.5	5.3	(1.9)		1.9		1.7		2.4
Prior accident years catastrophe losses				(0.3)	—	—	(0.1)	(0.7)		(0.4)		(0.2)		(0.2)
Total loss and loss expense ratio				73.1%	70.4%	76.8%	82.1%	74.6%		78.5%		77.9%		75.8%
Homeowner:
Net written premiums				$320	$394	$442	$433	$303		$736		$1,178		$1,572
Year over year change %- written premium				6%	32%	30%	31%	36%		33%		32%		32%
Earned premiums				$338	$379	$352	$326	$303		$629		$981		$1,360
Current accident year before catastrophe losses				53.4%	34.2%	40.9%	42.2%	46.9%		44.4%		43.1%		40.7%
Current accident year catastrophe losses				122.5	2.6	47.4	38.5	21.0		30.1		36.3		26.9
Prior accident years before catastrophe losses				(2.0)	(1.3)	(1.4)	1.2	(2.0)		(0.3)		(0.7)		(0.9)
Prior accident years catastrophe losses				(3.5)	(3.1)	(1.7)	(1.7)	(6.3)		(4.0)		(3.1)		(3.1)
Total loss and loss expense ratio				170.4%	32.4%	85.2%	80.2%	59.6%		70.2%		75.6%		63.6%
Other personal:
Net written premiums				$86	$89	$94	$103	$76		$179		$273		$362
Year over year change %- written premium				13%	20%	18%	18%	21%		19%		18%		19%
Earned premiums				$89	$89	$84	$81	$77		$158		$242		$331
Current accident year before catastrophe losses				76.2%	57.0%	66.5%	54.6%	57.4%		56.0%		59.7%		59.0%
Current accident year catastrophe losses				1.1	14.0	4.1	5.3	2.3		3.8		3.9		6.6
Prior accident years before catastrophe losses				3.7	7.3	8.7	(5.8)	(2.6)		(4.3)		0.2		2.1
Prior accident years catastrophe losses				(0.4)	—	—	0.2	(0.3)		—		—		—
Total loss and loss expense ratio				80.6%	78.3%	79.3%	54.3%	56.8%		55.5%		63.8%		67.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Excess & Surplus:
Net written premiums				$168	$171	$157	$180	$146		$326		$483		$654
Year over year change %- written premium				15%	14%	23%	15%	7%		12%		15%		15%
Earned premiums				$162	$168	$157	$151	$139		$290		$447		$615
Current accident year before catastrophe losses				65.6%	63.1%	64.2%	64.0%	65.7%		64.8%		64.6%		64.2%
Current accident year catastrophe losses				0.8	1.0	1.7	1.4	0.9		1.2		1.4		1.3
Prior accident years before catastrophe losses				(5.0)	2.3	2.9	1.6	(1.7)		—		1.0		1.4
Prior accident years catastrophe losses				(0.5)	0.1	(0.2)	0.5	(0.4)		—		—		—
Total loss and loss expense ratio				60.9%	66.5%	68.6%	67.5%	64.5%		66.0%		67.0%		66.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2025
Commercial casualty	$113	$54	$167	$17	$79	$13	$109	$130	$79	$67	$276
Commercial property	135	20	155	(34)	66	3	35	101	66	23	190
Commercial auto	116	23	139	(5)	36	7	38	111	36	30	177
Workers' compensation	30	7	37	(7)	9	9	11	23	9	16	48
Other commercial	23	5	28	—	11	7	18	23	11	12	46
Total commercial lines	417	109	526	(29)	201	39	211	388	201	148	737

Personal auto	138	31	169	3	21	6	30	141	21	37	199
Homeowners	626	30	656	126	207	7	340	752	207	37	996
Other personal	41	3	44	12	24	—	36	53	24	3	80
Total personal lines	805	64	869	141	252	13	406	946	252	77	1,275

Excess & surplus lines	41	18	59	(12)	46	11	45	29	46	29	104
Other	156	5	161	29	78	1	108	185	78	6	269
Total property casualty	$1,419	$196	$1,615	$129	$577	$64	$770	$1,548	$577	$260	$2,385

Ceded loss and loss expense incurred for the three months ended March 31, 2025
Commercial casualty	$—	$—	$—	$(3)	$(1)	$—	$(4)	$(3)	$(1)	$—	$(4)
Commercial property	10	—	10	(14)	9	—	(5)	(4)	9	—	5
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	—	—	—	—	—	—	—	—	—	—	—
Other commercial	4	—	4	(2)	(1)	—	(3)	2	(1)	—	1
Total commercial lines	14	—	14	(19)	7	—	(12)	(5)	7	—	2

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	193	—	193	109	118	—	227	302	118	—	420
Other personal	2	—	2	2	4	—	6	4	4	—	8
Total personal lines	196	—	196	111	122	—	233	307	122	—	429

Excess & surplus lines	1	—	1	4	—	—	4	5	—	—	5
Other	5	—	5	(1)	58	—	57	4	58	—	62
Total property casualty	$216	$—	$216	$95	$187	$—	$282	$311	$187	$—	$498

Net loss and loss expense incurred for the three months ended March 31, 2025
Commercial casualty	$113	$54	$167	$20	$80	$13	$113	$133	$80	$67	$280
Commercial property	125	20	145	(20)	57	3	40	105	57	23	185
Commercial auto	116	23	139	(5)	36	7	38	111	36	30	177
Workers' compensation	30	7	37	(7)	9	9	11	23	9	16	48
Other commercial	19	5	24	2	12	7	21	21	12	12	45
Total commercial lines	403	109	512	(10)	194	39	223	393	194	148	735

Personal auto	137	31	168	3	21	6	30	140	21	37	198
Homeowners	433	30	463	17	89	7	113	450	89	37	576
Other personal	39	3	42	10	20	—	30	49	20	3	72
Total personal lines	609	64	673	30	130	13	173	639	130	77	846

Excess & surplus lines	40	18	58	(16)	46	11	41	24	46	29	99
Other	151	5	156	30	20	1	51	181	20	6	207
Total property casualty	$1,203	$196	$1,399	$34	$390	$64	$488	$1,237	$390	$260	$1,887

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums				$1,912	$1,759	$1,795	$1,843	$1,683		$3,526		$5,321		$7,080
Agency new business written premiums				383	382	406	407	346		753		1,159		1,541
Other written premiums				200	102	92	209	219		428		520		622
Net written premiums				$2,495	$2,243	$2,293	$2,459	$2,248		$4,707		$7,000		$9,243
Unearned premium change				(231)	41	(76)	(384)	(256)		(640)		(716)		(675)
Earned premiums				$2,264	$2,284	$2,217	$2,075	$1,992		$4,067		$6,284		$8,568
Year over year change %
Agency renewal written premiums				14%	15%	16%	12%	10%		11%		13%		13%
Agency new business written premiums				11	23	30	34	38		36		34		31
Other written premiums				(9)	34	(3)	2	(6)		(2)		(2)		2
Net written premiums				11	17	17	14	11		13		14		15
Paid losses and loss expenses
Losses paid				$1,203	$978	$946	$893	$861		$1,755		$2,701		$3,680
Loss expenses paid				196	185	168	174	176		349		517		701
Loss and loss expenses paid				$1,399	$1,163	$1,114	$1,067	$1,037		$2,104		$3,218		$4,381
Incurred losses and loss expenses
Loss and loss expense incurred				$1,887	$1,255	$1,499	$1,412	$1,270		$2,682		$4,181		$5,436
Loss and loss expenses paid as a % of incurred				74.1%	92.7%	74.3%	75.6%	81.7%		78.4%		77.0%		80.6%
Statutory combined ratio
Loss ratio				72.4%	43.2%	58.3%	59.1%	55.2%		57.2%		57.6%		53.8%
Loss adjustment expense ratio				11.7	11.8	11.0	10.1	9.6		9.8		10.2		10.6
Net underwriting expense ratio				28.2	30.2	28.5	27.7	27.5		27.6		27.9		28.5
US Statutory combined ratio				112.3%	85.2%	97.8%	96.9%	92.3%		94.6%		95.7%		92.9%
Contribution from catastrophe losses				25.2	2.8	13.4	11.6	6.1		8.9		10.5		8.4
Statutory combined ratio excl. catastrophe losses				87.1%	82.4%	84.4%	85.3%	86.2%		85.7%		85.2%		84.5%
GAAP combined ratio
GAAP combined ratio				113.3%	84.7%	97.4%	98.5%	93.6%		96.1%		96.5%		93.4%
Contribution from catastrophe losses				25.0	4.0	13.0	11.2	5.9		8.6		10.1		8.5
GAAP combined ratio excl. catastrophe losses				88.3%	80.7%	84.4%	87.3%	87.7%		87.5%		86.4%		84.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF First-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums				$1,152	$1,001	$987	$1,023	$1,076		$2,099		$3,086		$4,087
Agency new business written premiums				203	179	187	193	182		375		562		741
Other written premiums				(30)	(37)	(36)	(30)	(35)		(65)		(101)		(138)
Net written premiums				$1,325	$1,143	$1,138	$1,186	$1,223		$2,409		$3,547		$4,690
Unearned premium change				(146)	17	(1)	(79)	(141)		(220)		(221)		(204)
Earned premiums				$1,179	$1,160	$1,137	$1,107	$1,082		$2,189		$3,326		$4,486
Year over year change %
Agency renewal written premiums				7%	7%	8%	4%	3%		4%		5%		5%
Agency new business written premiums				12	17	26	30	36		33		30		27
Other written premiums				14	(28)	(9)	(7)	(3)		(5)		(6)		(11)
Net written premiums				8	8	11	7	7		7		8		8
Paid losses and loss expenses
Losses paid				$403	$481	$500	$460	$479		$941		$1,440		$1,922
Loss expenses paid				109	104	102	103	106		207		311		413
Loss and loss expenses paid				$512	$585	$602	$563	$585		$1,148		$1,751		$2,335
Incurred losses and loss expenses
Loss and loss expense incurred				$735	$624	$706	$746	$719		$1,465		$2,171		$2,795
Loss and loss expenses paid as a % of incurred				69.7%	93.8%	85.3%	75.5%	81.4%		78.4%		80.7%		83.5%
Statutory combined ratio
Loss ratio				49.7%	41.4%	51.0%	57.8%	56.5%		57.2%		55.1%		51.5%
Loss adjustment expense ratio				12.6	12.4	11.1	9.6	9.9		9.7		10.2		10.8
Net underwriting expense ratio				26.9	31.4	31.2	29.9	27.4		28.7		29.4		29.9
Statutory combined ratio				89.2%	85.2%	93.3%	97.3%	93.8%		95.6%		94.7%		92.2%
Contribution from catastrophe losses				3.6	0.9	5.4	9.3	6.2		7.8		6.9		5.4
Statutory combined ratio excl. catastrophe losses				85.6%	84.3%	87.9%	88.0%	87.6%		87.8%		87.8%		86.8%
GAAP combined ratio
GAAP combined ratio				91.9%	84.5%	93.0%	99.1%	96.5%		97.9%		96.2%		93.2%
Contribution from catastrophe losses				3.6	0.9	5.4	9.3	6.2		7.8		6.9		5.4
GAAP combined ratio excl. catastrophe losses				88.3%	83.6%	87.6%	89.8%	90.3%		90.1%		89.3%		87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums				$634	$625	$695	$681	$494		$1,175		$1,870		$2,495
Agency new business written premiums				127	154	165	163	122		285		450		604
Other written premiums				(89)	(26)	(28)	(25)	(21)		(46)		(74)		(100)
Net written premiums				$672	$753	$832	$819	$595		$1,414		$2,246		$2,999
Unearned premium change				26	(27)	(154)	(188)	(7)		(195)		(349)		(376)
Earned premiums				$698	$726	$678	$631	$588		$1,219		$1,897		$2,623
Year over year change %
Agency renewal written premiums				28%	29%	28%	26%	27%		26%		27%		27%
Agency new business written premiums				4	41	35	54	54		54		47		45
Other written premiums				(324)	(63)	(56)	(39)	(11)		(24)		(35)		(41)
Net written premiums				13	30	29	30	33		31		30		30
Paid losses and loss expenses
Losses paid				$609	$388	$355	$335	$282		$618		$973		$1,361
Loss expenses paid				64	56	46	51	51		102		148		204
Loss and loss expenses paid				$673	$444	$401	$386	$333		$720		$1,121		$1,565
Incurred losses and loss expenses
Loss and loss expense incurred				$846	$374	$553	$489	$379		$868		$1,421		$1,795
Loss and loss expenses paid as a % of incurred				79.6%	118.7%	72.5%	78.9%	87.9%		82.9%		78.9%		87.2%
Statutory combined ratio
Loss ratio				110.1%	41.1%	71.7%	67.1%	55.2%		61.3%		65.0%		58.4%
Loss adjustment expense ratio				11.0	10.4	9.8	10.5	9.3		9.9		9.9		10.0
Net underwriting expense ratio				31.2	28.5	25.8	25.2	29.6		27.1		26.6		27.1
Statutory combined ratio				152.3%	80.0%	107.3%	102.8%	94.1%		98.3%		101.5%		95.5%
Contribution from catastrophe losses				58.7	0.2	26.6	20.9	8.8		15.0		19.2		13.9
Statutory combined ratio excl. catastrophe losses				93.6%	79.8%	80.7%	81.9%	85.3%		83.3%		82.3%		81.6%
GAAP combined ratio
GAAP combined ratio				151.3%	80.2%	110.3%	106.9%	93.9%		100.6%		104.1%		97.5%
Contribution from catastrophe losses				58.7	0.2	26.6	20.9	8.8		15.0		19.2		13.9
GAAP combined ratio excl. catastrophe losses				92.6%	80.0%	83.7%	86.0%	85.1%		85.6%		84.9%		83.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums				$126	$133	$113	$139	$113		$252		$365		$498
Agency new business written premiums				53	49	54	51	42		93		147		196
Other written premiums				(11)	(11)	(10)	(10)	(9)		(19)		(29)		(40)
Net written premiums				$168	$171	$157	$180	$146		$326		$483		$654
Unearned premium change				(6)	(3)	—	(29)	(7)		(36)		(36)		(39)
Earned premiums				$162	$168	$157	$151	$139		$290		$447		$615
Year over year change %
Agency renewal written premiums				12%	19%	22%	19%	7%		13%		16%		16%
Agency new business written premiums				26	2	26	6	11		8		14		11
Other written premiums				(22)	(10)	(25)	(11)	(13)		(12)		(16)		(14)
Net written premiums				15	14	23	15	7		12		15		15
Paid losses and loss expenses
Losses paid				$40	$39	$34	$41	$46		$86		$121		$160
Loss expenses paid				18	19	17	16	17		34		49		69
Loss and loss expenses paid				$58	$58	$51	$57	$63		$120		$170		$229
Incurred losses and loss expenses
Loss and loss expense incurred				$99	$112	$107	$102	$90		$192		$299		$411
Loss and loss expenses paid as a % of incurred				58.6%	51.8%	47.7%	55.9%	70.0%		62.5%		56.9%		55.7%
Statutory combined ratio
Loss ratio				43.1%	45.1%	45.2%	48.6%	48.9%		48.7%		47.5%		46.8%
Loss adjustment expense ratio				17.8	21.4	23.4	19.0	15.6		17.4		19.5		20.0
Net underwriting expense ratio				25.5	27.3	26.7	26.0	26.0		26.0		26.2		26.5
Statutory combined ratio				86.4%	93.8%	95.3%	93.6%	90.5%		92.1%		93.2%		93.3%
Contribution from catastrophe losses				0.3	1.1	1.5	1.9	0.5		1.2		1.4		1.3
Statutory combined ratio excl. catastrophe losses				86.1%	92.7%	93.8%	91.7%	90.0%		90.9%		91.8%		92.0%
GAAP combined ratio
GAAP combined ratio				88.3%	93.1%	95.3%	95.4%	91.9%		93.7%		94.3%		94.0%
Contribution from catastrophe losses				0.3	1.1	1.5	1.9	0.5		1.2		1.4		1.3
GAAP combined ratio excl. catastrophe losses				88.0%	92.0%	93.8%	93.5%	91.4%		92.5%		92.9%		92.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2025 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2025	2024	Change	% Change
Underwriting income
Net premiums written	$2,420	$2,166	$254	12
Unearned premium change	220	222	(2)	(1)
Earned premiums	$2,200	$1,944	$256	13

Losses incurred	$1,592	$1,073	$519	48
Defense and cost containment expenses incurred	126	79	47	59
Adjusting and other expenses incurred	132	106	26	25
Other underwriting expenses incurred	681	594	87	15
Workers compensation dividend incurred	1	2	(1)	(50)
Total underwriting deductions	$2,532	$1,854	$678	37

Net underwriting profit (loss)	$(332)	$90	$(422)	nm

Investment income
Gross investment income earned	$184	$158	$26	16
Net investment income earned	181	156	25	16
Net realized capital gains and losses, net	—	37	(37)	(100)
Net investment gains (net of tax)	$181	$193	$(12)	(6)

Other income	$2	$2	$—	—

Net income (loss) before federal income taxes	$(149)	$285	$(434)	nm
Federal and foreign income taxes incurred	(62)	28	(90)	nm
Net income (loss) (statutory)	$(87)	$257	$(344)	nm

Policyholders' surplus - statutory	$8,553	$7,738	$815	11

Fixed maturities at amortized cost - statutory	$12,508	$10,295	$2,213	21
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2025 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2025	2024	Change	% Change
Net premiums written	$79	$85	$(6)	(7)
Net investment income	50	47	3	6
Commissions and expense allowances on reinsurance ceded	1	1	—	—
Income from fees associated with separate accounts	1	1	—	—
Total revenues	$131	$134	$(3)	(2)

Death benefits and matured endowments	$56	$43	$13	30
Annuity benefits	23	40	(17)	(43)
Surrender benefits and group conversions	10	8	2	25
Interest and adjustments on deposit-type contract funds	2	2	—	—
Increase in aggregate reserves for life and accident and health contracts	(9)	(12)	3	25
Total benefit expenses	$82	$81	$1	1

Commissions	$12	$12	$—	—
General insurance expenses and taxes	15	14	1	7
Increase in loading on deferred and uncollected premiums	3	1	2	200
Net transfers from separate accounts	(8)	—	(8)	nm
Total underwriting expenses	$22	$27	$(5)	(19)

Federal and foreign income taxes incurred	6	6	—	—

Net gain from operations before capital gains and losses	$21	$20	$1	5

Gains and losses net of capital gains tax, net	(1)	(2)	1	50

Net income (statutory)	$20	$18	$2	11

Policyholders' surplus - statutory	$527	$431	$96	22

Fixed maturities at amortized cost - statutory	$3,828	$3,897	$(69)	(2)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2025 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Cincinnati Re:
Net written premiums				$255	$99	$89	$207	$202		$409		$498		$597
Year over year change %- written premium				26%	50%	5%	17%	(12)%		—%		1%		7%
Earned premiums				$161	$162	$138	$138	$135		$273		$411		$573
Current accident year before catastrophe losses				46.6%	37.6%	52.5%	49.6%	63.0%		56.3%		55.0%		50.0%
Current accident year catastrophe losses				66.3	29.1	30.2	2.4	—		1.2		11.0		16.1
Prior accident years before catastrophe losses				(4.5)	0.7	(10.1)	(0.8)	(10.4)		(5.6)		(7.1)		(4.9)
Prior accident years catastrophe losses				(2.4)	—	(2.5)	(4.7)	—		(2.4)		(2.4)		(1.7)
Total loss and loss expense ratio				106.0%	67.4%	70.1%	46.5%	52.6%		49.5%		56.5%		59.5%

Cincinnati Global:
Net written premiums				$75	$77	$77	$67	$82		$149		$226		$303
Year over year change %- written premium				(9)%	18%	12%	(18)%	28%		2%		5%		8%
Earned premiums				$64	$68	$107	$48	$48		$96		$203		$271
Current accident year before catastrophe losses				39.3%	20.6%	31.6%	47.9%	48.2%		48.1%		39.4%		34.7%
Current accident year catastrophe losses				31.4	47.1	9.6	—	—		—		5.0		15.6
Prior accident years before catastrophe losses				(0.2)	(10.4)	(3.8)	(21.2)	(19.7)		(20.4)		(11.7)		(11.4)
Prior accident years catastrophe losses				(13.9)	(3.4)	(3.6)	(4.4)	(5.9)		(5.2)		(4.3)		(4.1)
Total loss and loss expense ratio				56.6%	53.9%	33.8%	22.3%	22.6%		22.5%		28.4%		34.8%

Noninsurance operations:
Interest and fees on loans and leases				$3	$2	$3	$2	$2		$4		$7		$9
Other revenue				1	3	—	2	1		3		3		6
Interest expense				13	13	13	14	13		27		40		53
Operating expenses				11	13	6	9	4		13		19		32
Total noninsurance operations loss				$(20)	$(21)	$(16)	$(19)	$(14)		$(33)		$(49)		$(70)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF First-Quarter 2025 Supplemental Financial Data